Exhibit 99.01
Cadence Reports Fourth Quarter and Fiscal Year 2025 Financial Results
14% Revenue Growth and ~45% Non-GAAP Operating Margin for 2025
Record Backlog of $7.8 Billion

SAN JOSE, Calif. — February 17, 2026 — Cadence (Nasdaq: CDNS) today announced results for the fourth quarter and fiscal year 2025.
Fourth Quarter 2025 Financial Results
•Revenue of $1.440 billion, compared to revenue of $1.356 billion in Q4 2024
•GAAP operating margin of 32.2%, compared to 33.7% in Q4 2024
•Non-GAAP operating margin of 45.8%, compared to 46.0% in Q4 2024
•GAAP diluted net income per share of $1.42, compared to $1.24 in Q4 2024
•Non-GAAP diluted net income per share of $1.99, compared to $1.88 in Q4 2024
Fiscal Year 2025 Financial Results
•Revenue of $5.297 billion, compared to revenue of $4.641 billion in 2024
•GAAP operating margin of 28.2%, compared to 29.1% in 2024
•Non-GAAP operating margin of 44.6%, compared to 42.5% in 2024
•GAAP diluted net income per share of $4.06, compared to $3.85 in 2024
•Non-GAAP diluted net income per share of $7.14, compared to $5.97 in 2024
•Year-end backlog was $7.8 billion and revenue expected to be recognized in the next 12 months from remaining performance obligations was $3.8 billion

“Cadence delivered excellent results for the fourth quarter, closing an outstanding 2025 with over 14% revenue growth and 20% non-GAAP EPS growth,” said Anirudh Devgan, president and chief executive officer. “Strong customer demand for our expanding AI-driven product portfolio and the essential nature of Cadence's engineering software position us well to capture the massive opportunities in the AI era.”

“Cadence closed 2025 with a strong finish and broad-based strength across the business,” said John Wall, senior vice president and chief financial officer. “We delivered a 44.6% non-GAAP operating margin, reflecting continued productivity-driven profitability improvement. With strong Q4 bookings, we began 2026 with a record backlog of $7.8 billion and excellent momentum.”

CFO Commentary
Commentary on the fourth quarter and fiscal year 2025 financial results by John Wall, senior vice president and chief financial officer, is available at www.cadence.com/cadence/investor_relations.
Business Outlook
Cadence's outlook does not include the impact of its pending acquisition of Hexagon's design and engineering business.

For fiscal year 2026, the company expects:
•Revenue in the range of $5.9 billion to $6.0 billion
•GAAP operating margin in the range of 31.75% to 32.75%
•Non-GAAP operating margin in the range of 44.75% to 45.75%
•GAAP diluted net income per share in the range of $4.95 to $5.05
•Non-GAAP diluted net income per share in the range of $8.05 to $8.15
The company utilizes a long-term projected non-GAAP tax rate, which reflects currently available information, as well as other factors and assumptions. The non-GAAP tax rate is subject to change for a variety of reasons, including the rapidly evolving global tax environment, significant changes in the company’s geographic earnings mix, or other changes to the company’s strategy or business operations. The company expects to use the current normalized non-GAAP tax rate through fiscal 2026 but will re-evaluate this rate periodically for significant items that may materially affect its projections.
Reconciliations of the financial results and business outlook from GAAP operating margin, GAAP net income and GAAP diluted net income per share to non-GAAP operating margin, non-GAAP net income and non-GAAP diluted net income per share, respectively, are included in this press release. Revenue growth outlook is based on the midpoint of the range.
Business Highlights
•The Cadence.ai portfolio continued gaining momentum with market shaping customers. Cadence introduced ChipStack, a groundbreaking agentic AI Super Agent for chip design and verification, built upon Cadence's foundational EDA platform. By leveraging intelligent agents that autonomously call the underlying Cadence tools, ChipStack is enabling faster design convergence and significantly improved engineering productivity
•Cadence’s Core EDA business grew 13% in 2025 driven by broad hyperscaler adoption, expanding digital full-flow deployments, and growing proliferation of its AI-driven products
•Hardware delivered another record year, adding more than 30 new customers, with seven of the top ten customers purchasing both Palladium Z3 and Protium X3 systems, reflecting strong AI and hyperscale demand
•Cadence’s IP business grew nearly 25% year-over-year in 2025, driven by the superior performance and expanding adoption of its IP portfolio, including HBM, UCIe, PCIe, DDR, and SerDes
•The System Design and Analysis business grew 13% in 2025, supported by strong demand for Cadence’s 3D‑IC platform and simulation solutions that are increasingly critical for AI infrastructure, high‑performance computing, and advanced mobile applications

Audio Webcast Scheduled
Anirudh Devgan, president and chief executive officer, and John Wall, senior vice president and chief financial officer, will host the fourth quarter and fiscal year 2025 financial results audio webcast today, February 17, 2026, at 2 p.m. (Pacific) / 5 p.m. (Eastern). Attendees are asked to register at the website at least 10 minutes prior to the scheduled webcast. An archive of the webcast will be available starting February 17, 2026 at 5 p.m. (Pacific) and ending March 17, 2026 at 5 p.m. (Pacific). Webcast access is available at www.cadence.com/cadence/investor_relations.
About Cadence
Cadence is a market leader in AI and digital twins, pioneering the application of computational software to accelerate innovation in the engineering design of silicon to systems. Our design solutions, based on Cadence’s Intelligent System Design™ strategy, are essential for the world’s leading semiconductor and systems companies to build their next-generation products from chips to full electromechanical systems that serve a wide range of markets, including hyperscale computing, mobile communications, automotive, aerospace, industrial, life sciences and robotics. In 2024, Cadence was recognized by the Wall Street Journal as one of the world’s top 100 best-managed companies. Cadence solutions offer limitless opportunities—learn more at www.cadence.com.

© 2026 Cadence Design Systems, Inc. All rights reserved worldwide. Cadence, the Cadence logo and the other Cadence marks found at www.cadence.com/go/trademarks are trademarks or registered trademarks of Cadence Design Systems, Inc. All other trademarks are the property of their respective owners.

This press release contains forward-looking statements, including Cadence’s outlook on future operating results, financial condition, strategic objectives, business model and prospects, technology and product developments, strategic relationships, pending acquisition of Hexagon's design and engineering (“D&E”) business, backlog, industry trends, market growth, tax rates and other statements using words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “will,” and words of similar import and the negatives thereof. Forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside Cadence’s control, and which may cause actual results to differ materially from expectations expressed or implied in the forward-looking statements, including, among others: (i) Cadence’s ability to compete successfully in the highly competitive industries in which it operates and realize the benefits of its investments in research and development, including opportunities presented by AI; (ii) the success of Cadence’s efforts to maintain and improve operational efficiency and growth; (iii) the mix of products and services sold, the timing of orders and deliveries and the ability to develop, install or deliver Cadence’s products or services; (iv) changes in customer demands or supply constraints that could result in delays in purchases, development, installations or deliveries of Cadence’s products or services, including those resulting from consolidation, restructurings and other operational efficiency improvements of Cadence’s customers; (v) economic, geopolitical and industry conditions, including export controls, tariffs, other trade restrictions and other government regulations, as well as rising tensions and armed conflicts around the world; (vi) changes in tax laws, interest rate and currency exchange rate fluctuations, inflation rates, Cadence’s increased debt levels and obligations and Cadence’s ability to access capital and debt markets in the future; (vii) legislative or regulatory requirements; (viii) Cadence’s pending acquisitions, the acquisition of other companies, businesses or technologies or the failure to successfully integrate and operate them; (ix) potential harm caused by compromises in cybersecurity and cybersecurity attacks; (x) capital expenditure requirements and events that affect cash flow, liquidity or reserves, or estimates Cadence may take from time to time with respect to accounts receivable, taxes and tax examinations, litigation, regulatory or other matters; (xi) the effects of any litigation, regulatory, tax or other proceedings to which Cadence is or may become a party or to which Cadence or its products, services, technologies or properties are subject, including Cadence’s ongoing compliance, cooperation, audit and other obligations under its July 2025 settlement agreements with the U.S. Department of Justice (“DOJ”) and Bureau of Industry and Security (“BIS”), any further inquiries or adverse actions by the DOJ, BIS or other U.S. or foreign governmental authorities and any impact of the settlements on Cadence’s operations and business dealings in China, U.S. government contracting business and other customer relationships; and (xii) Cadence’s ability to successfully meet any environmental, social and governance targets and practices. Cadence’s pending D&E acquisition remains subject to certain closing conditions, which may not be satisfied in a timely manner or at all. Cadence may not successfully integrate the D&E business or realize the anticipated benefits of the acquisition. The acquisition and its effects on Cadence are subject to additional risks and uncertainties including fluctuations in the trading price of Cadence shares and in currency exchange and interest rates; Cadence’s ability to repay debt incurred to fund the acquisition; Cadence’s ability to motivate and retain key personnel; and the acquisition’s impact on relationships with third parties, including customers, partners and governmental authorities. In addition, the timing and amount of Cadence’s repurchases of its common stock are subject to business and market conditions, corporate and regulatory requirements, stock price, acquisition opportunities and other factors.

For a detailed discussion of these and other cautionary statements related to Cadence and its business, please refer to Cadence’s filings with the U.S. Securities and Exchange Commission, including its most recent report on Form 10-K, subsequent reports on Form 10-Q and future filings.
All forward-looking statements in this press release are based on management's expectations as of the date of this press release and, except as required by law, Cadence disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.

GAAP to Non-GAAP Reconciliation

Non-GAAP financial measures should not be considered as a substitute for or superior to measures of financial performance prepared in accordance with generally accepted accounting principles, or GAAP. Investors are encouraged to review the reconciliation of non-GAAP measures contained within this press release with their most directly comparable GAAP results. Investors are also encouraged to look at the GAAP results as the best measure of financial performance.

To supplement Cadence’s financial results presented on a GAAP basis, Cadence management uses non-GAAP measures that it believes are helpful in understanding Cadence’s performance. One such measure is non-GAAP net income, which is a financial measure not calculated under GAAP. Non-GAAP net income is calculated by Cadence management by taking GAAP net income and excluding, as applicable, amortization of intangible assets, stock-based compensation expense, acquisition and integration-related costs including retention expenses, income or expenses related to foreign currency forward exchange contract associated with a pending acquisition, investments, divestitures and Cadence’s non-qualified deferred compensation plan, restructuring, loss related to contingent liability and other significant items not directly related to Cadence’s core business operations, and the income tax effect of non-GAAP pre-tax adjustments.

Cadence management uses non-GAAP net income because it excludes items that are generally not directly related to the performance of Cadence’s core business operations and therefore provides supplemental information to Cadence management and investors regarding the performance of the business operations, facilitates comparisons to the historical operating results and allows the review of Cadence's business from the same perspective as Cadence management, including forecasting and budgeting.
The following tables reconcile the specific items excluded from GAAP operating margin, GAAP net income and GAAP net income per diluted share in the calculation of non-GAAP operating margin, non-GAAP net income and non-GAAP net income per diluted share for the periods shown below:

Operating Margin Reconciliation	Three Months Ended
	December 31, 2025	December 31, 2024
	(unaudited)
GAAP operating margin as a percent of total revenue	32.2%	33.7%
Reconciling items to non-GAAP operating margin as a percent of total revenue:
Stock-based compensation expense	7.9%	7.9%
Amortization of acquired intangibles	2.1%	2.0%
Acquisition and integration-related costs	3.4%	1.7%
Restructuring	0.1%	(0.1)%
Non-qualified deferred compensation expenses	0.1%	0.0%
Special charges	0.0%	0.2%
Loss related to contingent liability*	0.0%	0.6%
Non-GAAP operating margin as a percent of total revenue	45.8%	46.0%

*	Related to resolution of previously disclosed legal proceedings with the DOJ and BIS.

Operating Margin Reconciliation	Years Ended
	December 31, 2025	December 31, 2024
	(unaudited)
GAAP operating margin as a percent of total revenue	28.2%	29.1%
Reconciling items to non-GAAP operating margin as a percent of total revenue:
Stock-based compensation expense	8.6%	8.4%
Amortization of acquired intangibles	2.0%	2.0%
Acquisition and integration-related costs	2.5%	2.1%
Restructuring	0.6%	0.5%
Non-qualified deferred compensation expenses	0.3%	0.2%
Special charges	0.0%	0.0%
Loss related to contingent liability*	2.4%	0.2%
Non-GAAP operating margin as a percent of total revenue	44.6%	42.5%

*	Related to resolution of previously disclosed legal proceedings with the DOJ and BIS.

Net Income Reconciliation	Three Months Ended
	December 31, 2025	December 31, 2024
(in thousands)	(unaudited)
Net income on a GAAP basis	$388,136	$340,210
Stock-based compensation expense	113,164	106,508
Amortization of acquired intangibles	30,229	26,776
Acquisition and integration-related costs	48,652	23,477
Restructuring	1,862	(1,020)
Non-qualified deferred compensation expenses	2,064	293
Special charges	—	1,902
Loss related to contingent liability*	—	8,322
Other income or expense related to foreign currency forward exchange contract associated with a pending acquisition	10,666	—
Other income or expense related to investments, divestitures and non-qualified deferred compensation plan assets	(49,111)	14,654
Income tax effect of non-GAAP adjustments	(2,505)	(5,456)
Net income on a non-GAAP basis	$543,157	$515,666

*	Related to resolution of previously disclosed legal proceedings with the DOJ and BIS.

Net Income Reconciliation	Years Ended
	December 31, 2025	December 31, 2024
(in thousands)	(unaudited)
Net income on a GAAP basis	$1,108,888	$1,055,484
Stock-based compensation expense	455,175	391,219
Amortization of acquired intangibles	105,332	90,449
Acquisition and integration-related costs	135,073	95,562
Restructuring	29,194	23,765
Non-qualified deferred compensation expenses	14,029	11,145
Special charges	1,988	3,135
Loss related to contingent liability*	128,545	8,322
Other income or expense related to foreign currency forward exchange contract associated with a pending acquisition	29,227	—
Other income or expense related to investments, divestitures and non-qualified deferred compensation plan assets	(83,286)	(60,798)
Income tax effect of non-GAAP adjustments	27,497	17,162
Net income on a non-GAAP basis	$1,951,662	$1,635,445

*	Related to resolution of previously disclosed legal proceedings with the DOJ and BIS.

Diluted Net Income Per Share Reconciliation	Three Months Ended
	December 31, 2025	December 31, 2024
(in thousands, except per share data)	(unaudited)
Diluted net income per share on a GAAP basis	$1.42	$1.24
Stock-based compensation expense	0.41	0.39
Amortization of acquired intangibles	0.11	0.10
Acquisition and integration-related costs	0.18	0.08
Restructuring	0.01	—
Non-qualified deferred compensation expenses	0.01	—
Special charges	—	0.01
Loss related to contingent liability*	—	0.03
Other income or expense related to foreign currency forward exchange contract associated with a pending acquisition	0.04	—
Other income or expense related to investments, divestitures and non-qualified deferred compensation plan assets	(0.18)	0.05
Income tax effect of non-GAAP adjustments	(0.01)	(0.02)
Diluted net income per share on a non-GAAP basis	$1.99	$1.88
Shares used in calculation of diluted net income per share	272,932	274,292

*	Related to resolution of previously disclosed legal proceedings with the DOJ and BIS.

Diluted Net Income Per Share Reconciliation	Years Ended
	December 31, 2025	December 31, 2024
(in thousands, except per share data)	(unaudited)
Diluted net income per share on a GAAP basis	$4.06	$3.85
Stock-based compensation expense	1.67	1.43
Amortization of acquired intangibles	0.38	0.33
Acquisition and integration-related costs	0.49	0.35
Restructuring	0.11	0.09
Non-qualified deferred compensation expenses	0.05	0.04
Special charges	0.01	0.01
Loss related to contingent liability*	0.47	0.03
Other income or expense related to foreign currency forward exchange contract associated with a pending acquisition	0.11	—
Other income or expense related to investments, divestitures and non-qualified deferred compensation plan assets	(0.31)	(0.22)
Income tax effect of non-GAAP adjustments	0.10	0.06
Diluted net income per share on a non-GAAP basis	$7.14	$5.97
Shares used in calculation of diluted net income per share	273,312	273,833

*	Related to resolution of previously disclosed legal proceedings with the DOJ and BIS.

For more information, please contact:
Cadence Investor Relations
408-944-7100
investor_relations@cadence.com
Cadence Newsroom
408-944-7039
newsroom@cadence.com

Cadence Design Systems, Inc.
Condensed Consolidated Balance Sheets
December 31, 2025 and December 31, 2024
(In thousands)
(Unaudited)

	December 31, 2025	December 31, 2024
Current assets:
Cash and cash equivalents	$3,001,317	$2,644,030
Receivables, net	944,939	680,460
Inventories	303,545	257,711
Prepaid expenses and other	419,872	433,878
Total current assets	4,669,673	4,016,079
Property, plant and equipment, net	517,004	458,200
Goodwill	2,749,143	2,378,671
Acquired intangibles, net	718,223	594,734
Deferred taxes	917,733	982,057
Other assets	581,372	544,741
Total assets	$10,153,148	$8,974,482
Current liabilities:
Accounts payable and accrued liabilities	$856,856	$632,692
Current portion of deferred revenue	778,435	737,413
Total current liabilities	1,635,291	1,370,105
Long-term liabilities:
Long-term portion of deferred revenue	155,997	115,168
Long-term debt	2,480,150	2,476,183
Other long-term liabilities	407,529	339,448
Total long-term liabilities	3,043,676	2,930,799
Stockholders’ equity	5,474,181	4,673,578
Total liabilities and stockholders’ equity	$10,153,148	$8,974,482

Cadence Design Systems, Inc.
Condensed Consolidated Income Statements
For the Three Months and Years Ended December 31, 2025 and December 31, 2024
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended		Years Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Revenue:
Product and maintenance	$1,332,526	$1,239,287	$4,821,589	$4,213,509
Services	107,588	116,694	475,170	427,755
Total revenue	1,440,114	1,355,981	5,296,759	4,641,264
Costs and expenses:
Cost of product and maintenance	144,001	157,249	518,673	436,600
Cost of services	44,753	62,742	203,576	210,902
Marketing and sales	206,778	200,406	802,633	757,483
Research and development	464,582	392,026	1,768,772	1,549,093
General and administrative	103,225	70,228	313,387	273,961
Amortization of acquired intangibles	11,578	9,153	39,937	30,375
Loss related to contingent liability	—	8,322	128,545	8,322
Restructuring	1,862	(1,020)	29,194	23,765
Total costs and expenses	976,779	899,106	3,804,717	3,290,501
Income from operations	463,335	456,875	1,492,042	1,350,763
Interest expense	(29,440)	(29,907)	(116,541)	(75,999)
Other income, net	59,066	9,684	146,542	121,055
Income before provision for income taxes	492,961	436,652	1,522,043	1,395,819
Provision for income taxes	104,825	96,442	413,155	340,335
Net income	$388,136	$340,210	$1,108,888	$1,055,484
Net income per share - basic	$1.43	$1.25	$4.09	$3.89
Net income per share - diluted	$1.42	$1.24	$4.06	$3.85
Weighted average common shares outstanding - basic	270,924	272,069	271,333	271,212
Weighted average common shares outstanding - diluted	272,932	274,292	273,312	273,833

Cadence Design Systems, Inc.
Condensed Consolidated Statements of Cash Flows
For the Years Ended December 31, 2025 and December 31, 2024
(In thousands)
(Unaudited)

	Years Ended
	December 31, 2025	December 31, 2024
Cash and cash equivalents at beginning of year	$2,644,030	$1,008,152
Cash flows from operating activities:
Net income	1,108,888	1,055,484
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	227,828	196,935
Stock-based compensation	455,175	391,219
Gain on divestitures and investments, net	(69,089)	(49,593)
Deferred income taxes	66,048	(128,737)
ROU asset amortization and change in operating lease liabilities	6,016	(1,920)
Other non-cash items	7,166	6,138
Changes in operating assets and liabilities, net of effect of acquired businesses:
Receivables	(274,894)	(180,287)
Inventories	(91,029)	(82,771)
Prepaid expenses and other	43,382	(81,529)
Other assets	(18,569)	11,866
Accounts payable and accrued liabilities	184,897	33,676
Deferred revenue	69,411	66,478
Other long-term liabilities	13,551	23,592
Net cash provided by operating activities	1,728,781	1,260,551
Cash flows from investing activities:
Purchases of investments	(40,895)	(4,982)
Proceeds from the sale and maturity of investments	140,281	47,980
Proceeds from the sale of IP and other assets	11,500	—
Purchases of property, plant and equipment	(141,871)	(142,542)
Cash paid in business combinations, net of cash acquired	(429,538)	(737,574)
Net cash used for investing activities	(460,523)	(837,118)
Cash flows from financing activities:
Proceeds from issuance of debt	—	3,196,595
Payments of debt	—	(1,350,000)
Payments of debt issuance costs	—	(23,828)
Proceeds from issuance of common stock	145,901	204,237
Stock received for payment of employee taxes on vesting of restricted stock	(169,842)	(237,737)
Payments for repurchases of common stock	(925,034)	(550,026)
Net cash provided by (used for) financing activities	(948,975)	1,239,241
Effect of exchange rate changes on cash and cash equivalents	38,004	(26,796)
Increase in cash and cash equivalents	357,287	1,635,878
Cash and cash equivalents at end of year	$3,001,317	$2,644,030

Cadence Design Systems, Inc.
(Unaudited)
Revenue Mix by Geography (% of Total Revenue)

	2024					2025
GEOGRAPHY	Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3	Q4	Year
Americas	46%	49%	50%	49%	49%	48%	49%	43%	47%	47%
China	12%	12%	13%	13%	12%	11%	9%	18%	12%	13%
Other Asia	20%	19%	17%	17%	18%	19%	19%	18%	20%	19%
Europe, Middle East and Africa	17%	14%	14%	15%	15%	16%	16%	14%	14%	15%
Japan	5%	6%	6%	6%	6%	6%	7%	7%	7%	6%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

Revenue Mix by Product Category (% of Total Revenue)

	2024					2025
PRODUCT CATEGORY	Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3	Q4	Year
Core EDA	76%	73%	70%	68%	71%	71%	71%	71%	69%	70%
Semiconductor IP	12%	13%	14%	13%	13%	14%	13%	14%	15%	14%
System Design and Analysis	12%	14%	16%	19%	16%	15%	16%	15%	16%	16%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

Cadence Design Systems, Inc.
Impact of Non-GAAP Adjustments on Forward Looking Operating Margin
As of February 17, 2026
(Unaudited)

	Three Months Ending March 31, 2026	Year Ending December 31, 2026
	Forecast	Forecast
GAAP operating margin as a percent of total revenue	30% - 31%	31.75% - 32.75%
Reconciling items to non-GAAP operating margin as a percent of total revenue:
Stock-based compensation expense	10%	9%
Amortization of acquired intangibles	2%	2%
Acquisition and integration-related costs	2%	2%
Non-GAAP operating margin as a percent of total revenue†	44% - 45%	44.75% - 45.75%

†	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

Cadence Design Systems, Inc.
Impact of Non-GAAP Adjustments on Forward Looking Diluted Net Income Per Share
As of February 17, 2026
(Unaudited)

	Three Months Ending March 31, 2026	Year Ending December 31, 2026
	Forecast	Forecast
Diluted net income per share on a GAAP basis	$1.16 to $1.22	$4.95 to $5.05
Stock-based compensation expense	0.50	2.04
Amortization of acquired intangibles	0.12	0.46
Acquisition and integration-related costs	0.11	0.36
Income tax effect of non-GAAP adjustments	—	0.24
Diluted net income per share on a non-GAAP basis†	$1.89 to $1.95	$8.05 to $8.15

†	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

Cadence Design Systems, Inc.
Impact of Non-GAAP Adjustments on Forward Looking Net Income
As of February 17, 2026
(Unaudited)

	Three Months Ending March 31, 2026	Year Ending December 31, 2026
($ in millions)	Forecast	Forecast
Net income on a GAAP basis	$317 to $333	$1,355 to $1,382
Stock-based compensation expense	137	557
Amortization of acquired intangibles	32	125
Acquisition and integration-related costs	31	100
Income tax effect of non-GAAP adjustments	1	66
Net income on a non-GAAP basis†	$518 to $534	$2,203 to $2,230

†	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.